UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY, 10022
(Address of principal executive offices, including Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 1, 2016, NorthStar Healthcare Income, Inc. (the “Company”) completed the acquisition of NorthStar Realty Finance Corp.’s 60% interest in a joint venture (the “Joint Venture”) which owns 32 private pay independent living facilities (the “Winterfell Portfolio”) for a purchase price of $534.5 million, excluding escrows and subject to customary proration and adjustments as set forth in the purchase agreement (the “Acquisition”). The Company originally acquired a 40% interest in the Joint Venture in connection with the acquisition of the Winterfell Portfolio by the Joint Venture on May 19, 2015 from affiliates of Harvest Facility Holdings LP and, following the Acquisition, owns all of the interests in the Winterfell Portfolio.

This Amendment No. 1 to the Current Report on Form 8-K filed on March 1, 2016 is being filed to provide additional financial information in connection with the Acquisition.

Item 9.01. Financial Statements and Exhibits

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following: (i) financial statement information relating to the Winterfell Portfolio and (ii) pro forma financial information of the Company to give effect to the Company’s acquisition of the Winterfell Portfolio. As the Winterfell Portfolio is directly or indirectly owned or managed by entities that have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(a)    Financial Statement of Winterfell Portfolio

Report of Independent Certified Public Accountants
Combined Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2015
Notes to Combined Statement of Revenues and Certain Operating Expenses

(b)    Unaudited Pro Forma Financial Information

Unaudited Pro Forma Consolidated Statement of Operations of NorthStar Healthcare Income, Inc. for the year ended December 31, 2015
Notes to Unaudited Pro Forma Consolidated Financial Statement of NorthStar Healthcare Income, Inc.

(d)    Exhibits

The Exhibit Index appearing immediately after the signature page of this Form 8-K/A is incorporated herein by reference.

Exhibit No.	Description
23.1	Consent of Delap LLP
99.1	Combined statement of revenues and certain operating expenses of the Winterfell Portfolio for the year ended December 31, 2015
99.2	Pro forma financial information of NorthStar Healthcare Income, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: May 17, 2016	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Delap LLP
99.1	Combined statement of revenues and certain operating expenses of the Winterfell Portfolio for the year ended December 31, 2015
99.2	Pro forma consolidated financial information of NorthStar Healthcare Income, Inc.

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